SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC  20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15 (d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

      Date of Report (date of earliest event reported)  December 6, 1996

                         BALCOR PENSION INVESTORS - V
         ------------------------------------------------------------
                           Exact Name of Registrant


Illinois                                0-13233
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State or other jurisdiction             Commission file number

2355 Waukegan Road
Suite A200
Bannockburn, Illinois                   36-3254673
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Address of principal                    I.R.S. Employer
executive offices                       Identification
                                        Number

60015
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Zip Code


              Registrant's telephone number, including area code:
                                (847) 267-1600
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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS
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1420 Harbor Bay Parkway

In 1987, the Partnership funded a $14,000,000 loan evidenced by a promissory note and secured by a first mortgage on 1420 Harbor Bay Parkway, Alameda, California. In 1992, the Partnership obtained title to the property through a deed-in-lieu of foreclosure.

On December 6, 1996, the Partnership contracted to sell the property for a sale price of $7,200,000 to an unaffiliated party, Lincoln Property Company N.C., Inc., a Texas corporation. The purchaser has deposited $200,000 into an escrow account as earnest money. The remainder of the sale price will be payable in cash at closing, scheduled for December 23, 1996. From the proceeds of the sale, the Partnership will pay as a brokerage commission a total of $144,000 to two unaffiliated parties, one of which is an affiliate of the third party providing property management services for the property. The Partnership will receive the remaining proceeds of approximately $7,056,000, less closing costs. Neither the General Partner nor any affiliate will receive a brokerage commission in connection with the sale of the property. The General Partner will be reimbursed by the Partnership for actual expenses incurred in connection with the sale.

An affiliate of the General Partner has simultaneously contracted to sell another property to the purchaser.

The closing is subject to the satisfaction of numerous terms and conditions. There can be no assurance that all of the terms and conditions will be complied with and, therefore, it is possible the sale of the property may not occur.


ITEM 5.  OTHER INFORMATION
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a) Villa Medici Apartments

As previously reported, in October 1996, the Partnership contracted to sell the Villa Medici Apartments, Overland Park, Kansas to an unaffiliated party, Heow, Inc., a Wisconsin corporation. Pursuant to an amendment, the purchase price was reduced from $13,100,000 to $12,808,000. In addition, the closing date was extended and the sale closed on December 5, 1996. From the proceeds of the sale, the Partnership paid a total of $256,160 to two unaffiliated parties as a brokerage commission, closing costs of $10,375, and a fee of $96,060 to an affiliate of the third party providing property management services for the property for services rendered in connection with the sale. The Partnership received approximately $12,445,405, representing the net proceeds.

b)  The Glades on Ulmerton

As previously reported, on September 17, 1996, the Partnership contracted to sell The Glades on Ulmerton Apartments, Largo, Florida, to an unaffiliated party, Housing Systems, Incorporated, a Georgia corporation, for a sale price
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of $6,500,000.  The purchaser assigned its rights under the agreement of sale to an affiliate, H & G Partnership Limited Partnership, a Georgia limited partnership, and the sale closed on December 9, 1996. From the proceeds of the sale, the Partnership paid $146,250 to an unaffiliated party as a brokerage commission, closing costs of $47,710, and a fee of $81,250 to an affiliate of the third party providing property management services for the property for services rendered in connection with the sale. The Partnership received the remaining proceeds of $6,224,790. Of such proceeds, $50,000 is being retained by the Partnership and will not be available for use or distribution by the Partnership until 90 days after closing.

c)  Plantation Apartments

As previously reported, on September 17, 1996, the Partnership contracted to sell the Plantation Apartments, Tampa, Florida, to an unaffiliated party, Housing Systems, Incorporated, a Georgia corporation. The purchaser assigned its rights under the agreement of sale to an affiliate, H & G Partnership Limited Partnership, a Georgia limited partnership, and the sale closed on December 9, 1996. The sale price for the property was $3,000,000. From the proceeds of the sale, the Partnership paid $105,000 to an unaffiliated party as a brokerage commission, closing costs of $31,092, and a fee of $37,500 to an affiliate of the third party providing property management services for the property for services rendered in connection with the sale. The Partnership received the remaining proceeds of $2,826,408. Of such proceeds, $50,000 is being retained by the Partnership and will not be available for use or distribution by the Partnership until 90 days after closing.

d)  Granada Apartments

As previously reported, on September 17, 1996, the Partnership contracted to sell the Granada Apartments, Tampa, Florida, to an unaffiliated party, Housing Systems, Incorporated, a Georgia corporation. The purchaser assigned its rights under the agreement of sale to an affiliate, H & G Partnership Limited Partnership, a Georgia limited partnership, and the sale closed on December 9, 1996. The sale price for the property was $2,300,000. From the proceeds of the sale, the Partnership paid $92,000 to an unaffiliated party as a brokerage commission, closing costs of $24,738, and a fee of $28,750 to an affiliate of the third party providing property management services for the property for services rendered in connection with the sale. The Partnership received the remaining proceeds of $2,154,512. Of such proceeds, $50,000 is being retained by the Partnership and will not be available for use or distribution by the Partnership until 90 days after closing.

e) Union Tower office building

As previously reported, on October 10, 1996, the Partnership contracted to sell the Union Tower office building, Lakewood, Colorado, to an unaffiliated party, Transwestern Investment Company, L.L.C., for a sale price of $15,350,000. The purchaser assigned its rights under the agreement of sale to its affiliate, Transwestern Office Partners I LLC and the sale closed on December 18, 1996. From the proceeds of the sale, the Partnership paid $307,000 as a brokerage commission to an affiliate of the third party providing property management services for the property and $54,230 in closing costs. The Partnership received the remaining proceeds of $14,988,770.
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f)  Waldengreen Apartments

As previously reported, on August 29, 1996, the Partnership contracted to sell the Waldengreen Apartments, Orlando, Florida, to an unaffiliated party, Southern Properties Fund, Inc., a Florida corporation. The purchaser assigned its rights under the agreement of sale to an affiliate, Waldengreen Associates, Ltd., a Florida limited partnership, and the sale closed on December 16, 1996. The sale price for the property was $6,590,000. From the proceeds of the sale, the Partnership paid $131,800 to an unaffiliated party as a brokerage commission, closing costs of $56,150, and a fee of $82,375 to an affiliate of the third party providing property management services for the property for services rendered in connection with the sale. The Partnership received the remaining proceeds of $6,319,675.

g)  Huntington Meadows Apartments

As previously reported, on October 3, 1996, the Partnership contracted to sell the Huntington Meadows Apartments, Arlington, Texas, to an unaffiliated party, William L. Huntley, for a sale price of $9,300,000. The purchaser assigned its rights under the agreement of sale to an affiliate, Arlington Huntington LLC, and the sale closed on December 13, 1996. From the proceeds of the sale, the Partnership paid $186,000 to an unaffiliated party as a brokerage commission, closing costs of $62,832, and a fee of $93,000 to an affiliate of the third party providing property management services for the property for services rendered in connection with the sale. The Partnership received the remaining proceeds of $8,958,168. Of such proceeds, $200,000 is being retained by the Partnership and will not be available for use or distribution by the Partnership until 60 days after closing. In addition, pursuant to an escrow agreement between the Partnership and the purchaser, $342,000 is being held in an escrow account until April 15, 1997, pending completion of certain repairs at the property.
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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
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     (A)  FINANCIAL STATEMENTS AND EXHIBITS:

            None

     (B)  PRO FORMA FINANCIAL INFORMATION:

            None

     (C)  EXHIBITS:

          (2) (a) Agreement of Sale and attachments thereto relating to the sale of the 1420 Harbor Bay Parkway, Alameda, California.

              (b) First Amendment to Agreement of Sale relating to the sale of the 1420 Harbor Bay Parkway, Alameda, California.

          (99) (a) Second Amendment to Agreement of Sale and Escrow Agreement relating to the sale of the Villa Medici Apartments, Overland Park, Kansas.

               (b) Escrow Agreement dated December 16, 1996, relating to the sale of Huntington Meadows Apartments, Arlington, Texas.

     No information is required under Items 1, 3, 4, 6 and 8 and these items have, therefore, been omitted.
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Signature
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                         BALCOR PENSION  INVESTORS-V

                         By:  Balcor Mortgage Advisors-V, an Illinois
                              general partnership, its general partner

                         By:  The Balcor Company, a Delaware corporation,
                              a partner

                         By:  /s/ Jerry M. Ogle
                              ------------------------------------
                                  Jerry M. Ogle, Vice President
                                  and Secretary

Dated:  December 20, 1996
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